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                                                                  EXHIBIT 10.1
                        FOURTEENTH AMENDMENT TO AMENDED
                      REVOLVING CREDIT AND LOAN AGREEMENT
                      -----------------------------------

     This Fourteenth Amendment to Amended Revolving Credit and Loan Agreement ("Fourteenth Amendment") is entered into as of November 8, 1996, among NBD Bank, formerly NBD Bank, N.A. ("NBD" or "Bank"), as Lender, and Riddell, Inc., an Illinois corporation ("Riddell"), Equilink Licensing Corporation, a Delaware corporation ("Equilink") and RHC Licensing Corporation, a Delaware corporation ("RHC"), as Borrowers, and Riddell Sports Inc., a Delaware corporation ("Riddell Sports"), Ridmark Corporation, a Delaware corporation ("Ridmark"), Proacq Corp., a Delaware corporation ("Proacq"), All American Sports Corporation, a Delaware corporation ("All American"), and SharCo Corporation, a Florida corporation ("SharCo"), as Guarantors. This Thirteenth Amendment amends the Amended Revolving Credit and Loan Agreement, dated as December 30, 1991, as previously amended by the First Amendment to Amended Revolving Credit and Loan Agreement, dated November 12, 1992, the Second Amendment to Amended Revolving Credit and Loan Agreement, dated February 11, 1993, the Third Amendment to Amended Revolving Credit and Loan Agreement, dated June 24, 1993, the Fourth Amendment to Amended Revolving Credit and Loan Agreement, dated January 26, 1994, the Fifth Amendment to Amended Revolving Credit and Loan Agreement, dated March 26, 1994, the Sixth Amendment to Amended Revolving Credit and Loan Agreement, dated April 30, 1994, the Seventh Amendment to Amended Revolving Credit and Loan Agreement, dated July 31, 1994, the Eighth Amendment to Amended Revolving Credit and Loan Agreement, dated September 15, 1994, the Ninth Amendment to Amended Revolving Credit and Loan Agreement, dated December 12, 1994, the Tenth Amendment to Amendment Revolving Credit and Loan Agreement, dated November 1, 1995, the Eleventh Amendment to Amended Revolving Credit and Loan Agreement, dated November 15, 1995, the Twelfth Amendment to Amendment Revolving Credit and Loan Agreement, dated December 6, 1995, and the Thirteenth Amendment to Amendment Revolving Credit and Loan Agreement, dated March 25, 1996 (as amended, the "Loan Agreement"), among the above referenced parties and, prior to July 1994, Ohio Cellular Products Corporation. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

     WHEREAS, Borrowers and Guarantors have requested that NBD consent to Riddell Sports obtaining a $7,500,000 unsecured loan from Silver Oak Capital, L.L.C. ("Note Purchaser") to be guarantied by the subsidiaries of Riddell Sports pursuant to the Note Purchase Agreement dated October 30, 1996 ("Note Purchase Agreement"), between Riddell Sports and Note Purchaser.

     WHEREAS, NBD has given its conditional consent by letter dated October 29, 1996, to the transactions contemplated by the Note Purchase Agreement (including the issuance of the unsecured guaranties by the subsidiaries of Riddell Sports) and it is a condition to such consent that the Borrowers and Guarantors enter this Fourteenth Amendment.

     WHEREAS, the Borrowers and Guarantors have requested that NBD extend the Termination Date and defer the initial principal payment under the Term Loan.
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     WHEREAS, NBD and Borrowers have agreed to amend the Loan Agreement to reflect such changes on the terms set forth below.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is mutually acknowledged by the parties hereto, the parties hereto agree as follows:


     The following definitions in Section 1.1 of the Loan Agreement, are amended to read in its entirety as follows:

     "Subordinated Debt" means (i) the outstanding principal amount under the Subordinated Notes and (ii) the outstanding amount under the Subordinated Promissory Note dated April 18, 1988, in the original principal amount of $439,000, from Riddell Sports to MacGregor Sporting Goods, Inc. (assigned to Messrs. Nederlander, Toboroff, Cougill and Brooks).

     "Termination Date" means the earlier to occur of (i) April 30, 1998, and (ii) the date on which NBD's obligations under this Agreement are terminated under Article VII, or otherwise.

     1. The following definitions are hereby added to Section 1.1 of the Loan Agreement to be inserted in alphabetical order:

     "Note Purchase Agreement" means the Note Purchase Agreement dated October 30, 1996, between Riddell Sports and Silver Oak Capital, L.L.C, as the same may be amended from time to time with the written consent of NBD.

     "Subordinated Notes" means the promissory notes of Riddell Sports issued pursuant to the Note Purchase Agreement, as the same may be amended or restated from time to time with the written consent of NBD.

     2. Section 5.6(c) of the Loan Agreement is hereby amended to read in its entirety as follows:

     (c) cash dividends payable to Riddell Sports to repay all or a portion of the Subordinated Debt and accrued interest on the Subordinated Notes, PROVIDED THAT, (i) at the time of the declaration, distribution and payment, there exists no Default or Event of Default under this Agreement or any Collateral Document and
     (ii) the Subordinated Notes may not be prepaid without the prior written consent of NBD (this clause (ii) shall not apply to the repurchase of less than $100,000 in principal under Sections 8.5 and
     8.6 of the Note Purchase Agreement or conversion of the Subordinated Notes into stock under the Note Purchase Agreement); and

     3. Sections 5.9 of the Loan Agreement are hereby amended in their entirety to read as follows:

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     5.9  Capital Asset Expenditure.  Expend sums in any fiscal year
     (a) for the acquisition of capital assets exceeding $1,500,000 on an aggregate basis for all Borrowers and Guarantors, including payments under any capital lease of real or personal property, or (b) for payments on non-capital leases exceeding $2,000,000 on an aggregate basis for all Borrowers and Guarantors.

     5. Section 5.10(f) of the Loan Agreement is hereby amended to read in its entirety as follows:

     (f) the sale or transfer of stock of Riddell Sports in the public market, to NBD Bancorp (or its successor) under its warrant, and to any holder the Subordinated Notes upon conversion pursuant to the terms of the Note Purchase Agreement.

     6. Sections 6.1A and 6.1B of the Loan Agreement are hereby amended in their entirety to read as follows:

     A. Working Capital Requirement. Maintain Working Capital in an amount equal to at least (i) the Base Amount (as defined below), minus (ii) $20,000,000 minus the then outstanding balance under the Line of Credit Note which is classified as long term debt under generally accepted accounting principles consistently applied. The "Base Amount" shall be as follows: from September 30, 1996 to March 30, 1997, $22,000,000; from March 31, 1997 to March 30, 1998,
     $24,000,000; from March 31, 1998 and thereafter $26,000,000.

     B. Book Net Worth. Maintain Book Net Worth as follows: (i) from September 30, 1996 to the funding of the Subordinated Notes, at least $28,400,000; (ii) from the funding of the Subordinated Notes through September 29, 1997 at least $35,000,000; (iii) beginning
     September 30, 1997 and thereafter at least $37,000,000. In determining Book Net Worth, Subordinated Debt shall be excluded from liabilities.

     7. A new Event of Default is hereby added as Section 7.8 to the Loan Agreement to read in its entirety as follows:

     7.8 Repurchase or Prepayment of Subordinated Notes. (i) Any of the holders of the Subordinated Notes exercise their option to require Riddell Sports to repurchase more than $100,000 of principal, in the aggregate, of such Subordinated Notes in connection with any event triggering the rights of such holders to exercise their option under
     Section 8.5 and 8.6 of the Note Purchase Agreement or (ii) any of the Subordinated Notes are prepaid without the prior written consent of NBD (this clause (ii) shall not apply to the repurchase under Sections 8.5 and 8.6 of the Note Purchase Agreement or conversion of the Subordinated Notes into stock under the Note Purchase Agreement).

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     8.   The principal payment of $1,000,000 due on December 1, 1996, under the 1995 Term Note is hereby deferred until December 1, 1998. Interest will remain due on December 1, 1996 and will continue to accrue on the full outstanding principal balance until paid.

     9. The agreements of NBD embodied in this Fourteenth Amendment are subject to the following condition precedent:

          (a) Riddell Sports shall have received $7,450,000 as the proceeds of the Subordinated Notes on or before November 15, 1996 (assuming an offset of $50,000 for legal fees provided for under the Note Purchase Agreement).

          (b) Borrowers shall pay NBD an extension fee of $50,000 due on or before November 15, 1996, which fee is in addition to all other fees and interest due NBD under the Loan Agreement.

     10. Borrowers and Guarantors acknowledge and agree that they will pay all reasonable attorney's fees and out of pocket costs of NBD in connection with or with respect to this Fourteenth Amendment and the review and consent given in connection with the Note Purchase Agreement described above.

     11. The parties hereto acknowledge and agree that the terms and provisions of this Fourteenth Amendment amend, add to and constitute a part of the Loan Agreement. Except as expressly modified and amended by the terms of this Fourteenth Amendment, all of the other terms and conditions of the Loan Agreement and all of the documents executed in connection therewith or referred to or incorporated therein (including, without limitation, the Guaranties), remain in full force and effect and are hereby ratified, confirmed and approved.

     12. If there is an express conflict between the terms of this Fourteenth Amendment and the terms of the Loan Agreement, or any of the other agreements or documents executed in connection therewith or referred to or incorporated therein, the terms of this Fourteenth Amendment shall govern and control.








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     IN WITNESS WHEREOF, the parties have executed this Fourteenth Amendment to
Amended Revolving Credit and Loan Agreement effective as of the date noted above.

                                   NBD BANK (formerly NBD Bank, N.A.)

                                        JON P. DADY
                                   __________________________________
                                   By: Jon P. Dady
                                        Its: First Vice President


                                   RIDDELL, INC.

                                        DAVID GROELINGER
                                   By:______________________________
                                        David Groelinger
                                        Its:  Vice President

                                   EQUILINK LICENSING CORPORATION
                                   RHC LICENSING CORPORATION
                                   RIDMARK CORPORATION
                                   PROACQ CORP.
                                   ALL AMERICAN SPORTS CORPORATION
                                   SHARCO CORPORATION

                                        DAVID GROELINGER
                                   By:___________________________
                                        David Groelinger
                                        Their: Senior Vice President


                                   RIDDELL SPORTS, INC.

                                        DAVID GROELINGER
                                   By:______________________________
                                        David Groelinger
                                        Its:  Executive Vice President

DET07/50974.1

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